     As filed with the Securities and Exchange Commission on  July 1,1998
                          Registration No. 33-52043

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            ----------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            -----------------------

                             Boston Edison Company
             (Exact name of Registrant as specified in its charter)


         Massachusetts                       04-1278810
     (State of Incorporation)        (I.R.S. Employer Identification No.)

                              800 Boylston Street
                          Boston, Massachusetts  02199
                                 (617) 424-2000
         (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                              -------------------

                             Theodora S. Convisser
                              800 Boylston Street
                          Boston, Massachusetts  02199
                                 (617) 424-2000
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)


     Pursuant to Registrant's undertaking in paragraph (a)(3) of Item 9 of this Registration Statement (No. 33-52043), Registrant hereby amends this Registration Statement to remove from registration 157,538 shares of Registrant's Common Stock ($1.00 par value) that were registered pursuant to this Registration Statement but which remained unsold at the termination of the offering.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Form S-8 registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Commonwealth of Massachusetts, on the first day of July, 1998.

                                  BEC ENERGY

                              BY: /s/ James J.Judge
                                  Senior Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Form S-8 Registration Statement has been signed below by the following persons in the capacities stated below on the first day of July, 1998.



            *                          Chairman of the Board,
   -------------------
      THOMAS J. MAY                    Chief Executive Officer,
                                       President and Director


   /s/ James J. Judge                 Senior Vice President
   -------------------
   JAMES J. JUDGE                     and Treasurer
                                      (principal accounting officer)


   /s/ Theodora S. Convisser          Clerk
   -------------------------
   THEODORA S. CONVISSER


              *                       Director
   ------------------------
   GARY L. COUNTRYMAN


             *                        Director
   ------------------------
   THOMAS G. DIGNAN, JR.

            *                          Director
   ------------------------
   NELSON S. GIFFORD



            *                         Director
   -------------------------
   MATINA S. HORNER



            *                         Director
   -------------------------
   SHERRY H. PENNEY



            *                         Director
   -------------------------
   HERBERT ROTH, JR.



            *                         Director
   -------------------------
   STEPHEN J. SWEENEY

       * By: /s/ Douglas S. Horan
             ----------------------
             Douglas S. Horan, as
             attorney-in-fact

                                      -3-